Ivy PineBridge High Yield Fund
Summary Prospectus | January 31, 2021
SHARE CLASS (TICKER): CLASS A SHARES (IPNAX) | CLASS I SHARES (IPNIX) | CLASS N SHARES (IPNNX)

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund (including the Fund's SAI) online at www.ivyinvestments.com/prospectus. You also can get this information at no cost by calling 888.923.3355 or by sending an e-mail request to prospectus.request@waddell.com. This information also is available from your investment provider. The Fund's prospectus and SAI dated January 31, 2021 (as each may be amended or supplemented) are incorporated herein by reference.
Objective
To seek to provide total return through a combination of high current income and capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For purposes of this Fund, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $500,000 in funds within the Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the Sales Charge Reductions section on page 136 of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page 130 of the Fund’s Statement of Additional Information (SAI) and in Appendix B – Intermediary Sales Charge Discounts and Waivers.
Shareholder Fees
(fees paid directly from your investment)	Class A	Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00% [1]	None	None
Maximum Account Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)	Class A	Class I	Class N
Management Fees	0.63%	0.63%	0.63%
Distribution and Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses	0.28%	0.38%	0.20%
Total Annual Fund Operating Expenses	1.16%	1.01%	0.83%
Fee Waiver and/or Expense Reimbursement[2,3]	0.17%	0.29%	0.11%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%	0.72%	0.72%
[1]	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $500,000 or more that are subsequently redeemed within 12 months of purchase.
[2]	Through January 31, 2022, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) for the Fund’s Class A shares at 0.99% and Class I shares and Class N shares at 0.72%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.
[3]	Through January 31, 2022, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares do not exceed the total annual ordinary fund operating expenses of the Class I shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.
Example
This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$348	$593	$ 856	$1,609
Class I Shares	74	293	530	1,210
Class N Shares	74	254	450	1,015
You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$348	$593	$ 856	$1,609
Class I Shares	74	293	530	1,210
Class N Shares	74	254	450	1,015
Portfolio Turnover
The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 80% of the average value of its portfolio.
Principal Investment Strategies
Ivy PineBridge High Yield Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, lower-quality fixed-income securities of U.S. and foreign issuers, the risks of which are, in the judgment of PineBridge Investments LLC (PineBridge), the Fund’s subadviser, consistent with the Fund’s investment objective. Under normal circumstances, the Fund invests at least 80% of its net assets in non-investment grade debt securities, commonly called “high yield” or “junk” bonds. Such bonds include debt securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO), or, if unrated, determined by PineBridge to be of comparable quality. The Fund may invest up to 100% of its total assets in non-investment grade debt securities; however, the Fund’s allocation to high yield securities rated CCC or lower by S&P (or comparably rated by another NRSRO, or, if unrated, determined by PineBridge to be of comparable quality), is capped so that the Fund’s exposure to such securities will never be greater than 1.2 times the CCC or lower exposure of the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Index.
The Fund also may invest up to 20% of its total assets in lower-quality debt securities that are considered investment grade. Such securities include those rated BBB+, BBB or BBB- by S&P (or comparably rated by another NRSRO, or, if unrated, determined by PineBridge to be of comparable quality). The Fund may invest in fixed-income securities of any maturity and in companies of any size, but intends to invest primarily in intermediate and long-term corporate obligations.
The Fund may invest up to 100% of its total assets in foreign debt securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
In selecting securities for the Fund, PineBridge combines a top-down (assessing the market environment) and bottom-up (researching individual issuers) investment philosophy, with a strong focus on a security’s relative value. From a top-down perspective, PineBridge considers both industry specific trends and other macroeconomic events that are impacting issuers. PineBridge also employs a proprietary bottom-up credit analysis that independently rates credit risk, fundamental trends and market value. As part of this process, PineBridge assigns a risk rating to each issuer based upon PineBridge’s evaluation of the issuer’s credit risk. Those risk ratings are designed to assess an issuer’s potential risk of default in a similar approach to a ratings agency methodology.
PineBridge continuously monitors the risks associated with each such issuer, including establishing a “credit impairment catalyst” (CIC) trigger for each. These triggers are quantifiable, company-or sector-specific metrics, which, if met, require a re-evaluation of PineBridge’s original investment thesis on that issuer. Overall, investments with favorable valuation ratings relative to their credit risk are included in the Fund’s portfolio.
Generally, in determining whether to sell a security, PineBridge utilizes the same factors it considers for buying a security, with a particular emphasis on an issuer’s CIC triggers in addition to its relative valuation. PineBridge also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive opportunities, or to raise cash.

Principal Investment Risks
As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program.
A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:
■	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.
■	Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.
■	Fixed-Income Market Risk. The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Rising interest rates tend to decrease liquidity, increase trading costs and increase volatility, all of which may make portfolio management more difficult and costly to the Fund and its shareholders. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Other factors may materially and adversely affect the market price and yield of such fixed-income securities, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
■	Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
■	Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.
World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.
■	Income Risk. The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.
■	Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. recently have been at, and remain near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.
■	Liquidity Risk. Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.
■	Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities..
■	Management Risk. Fund performance is primarily dependent on PineBridge's skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.
■	Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.
Performance
The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Morningstar peer group (comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.
Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 888.923.3355 for the Fund’s updated performance.

Chart of Year-by-Year Returns
as of December 31 each year
In the period shown in the chart, the highest quarterly return was 9.39% (the second quarter of 2020) and the lowest quarterly return was -11.60% (the first quarter of 2020).
Average Annual Total Returns
as of December 31, 2020	1 Year	Life of Class
Class A (began on 5-18-2017)
Return Before Taxes	4.63%	4.87%
Return After Taxes on Distributions	2.51%	2.72%
Return After Taxes on Distributions and Sale of Fund Shares	2.65%	2.75%
Class I (began on 5-18-2017)
Return Before Taxes	7.65%	5.89%
Class N (began on 5-18-2017)
Return Before Taxes	7.66%	5.87%

Indexes	1 Year	Life of Class
Bloomberg Barclays U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 5-18-2017)	7.11%	6.06%
Morningstar High-Yield Bond Category Average (net of fees and expenses) (Life of Class index comparison begins on 5-18-2017)	4.91%	4.75%
Investment Adviser
The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by PineBridge Investments LLC (PineBridge).
Portfolio Managers
John Yovanovic, CFA, Managing Director and Head of High Yield Portfolio Management for PineBridge, Jeremy Burton, CFA, Managing Director, Portfolio Manager for PineBridge, and Dan Purser, CFA, Managing Director, Credit Analyst for PineBridge, have managed the Fund since its inception in May 2017.
Purchase and Sale of Fund Shares
The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC at P.O. Box 219722, Kansas City, Missouri 64121-9722 (all share classes), by telephone (888.923.3355) (Class A shares) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (Class A shares). If your shares are not held in a Direct Account (such as for Class N shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:
For Class A:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I and Class N:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA), in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-IPNAX